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                          FORM 8-K


              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 16, 2001




                  CROWN CENTRAL PETROLEUM CORPORATION
        (Exact name of registrant as specified in its charter)



     Maryland                    1-1059         52-0550682
(State or other jurisdiction  (Commission      (IRS Employer
of incorporation)             File Number)   Identification No.)


         One North Charles Street
         Baltimore, Maryland                   21201
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:(410)539-7400


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Item 5.   Other Events

     As previously reported on February 3, 2000, Crown Central Petroleum Corporation adopted a one-year shareholder rights plan dated February 1, 2000. Under the rights plan, Crown Central distributed rights to purchase shares of its Series A and Series B Preferred Stock (the "Rights") to holders of Crown Central's common stock as of February 15, 2000. Under the terms of the rights plan, the Rights were to expire, at the latest, by close of business on February 14, 2001.

     Crown Central did not extend the time for exercise of the Rights, and at 5:00 p.m. Eastern Standard Time on February 14, 2001, the Rights distributed to Crown's stockholders pursuant to the rights plan expired in accordance with the terms of the rights plan.


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ITEM 7(C)         EXHIBITS
---------         --------


EXHIBIT NO.       DESCRIPTION
-----------       -----------

   4.1 Rights Agreement dated as of February 1, 2000 between Crown Central and First Union National Bank (incorporated herein by reference to Exhibit 4 to the Form 8-A filed with the Commission on February 3, 2000 under the Exchange Act of 1934, as amended).

   4.2 First Amendment to Rights Agreement dated as of April 10, 2000 between Crown Central and First Union National Bank (incorporated herein by reference to Exhibit 4 to the Current Report on Form 8-K filed with the Commission on April 10, 2000 under the Exchange Act of 1934, as amended).

   4.3 Second Amendment to Rights Agreement dated as of December 17, 2000 between Crown Central and First Union National Bank (incorporated herein by reference to Exhibit 4 to the Current Report on Form 8-K filed with the Commission on December 18, 2000 under the Exchange Act of 1934, as amended).


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CROWN CENTRAL PETROLEUM CORPORATION
                            (Registrant)


                            By: /s/ John E. Wheeler, Jr.
                                ----------------------------
                            Name:  John E. Wheeler, Jr.
                            Title: Executive Vice President --
                                   Chief Financial Officer


Dated:   February 16, 2001

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                                EXHIBIT INDEX
                                -------------


EXHIBIT NO.       DESCRIPTION
-----------       -----------

   4.1 Rights Agreement dated as of February 1, 2000 between Crown Central and First Union National Bank (incorporated herein by reference to Exhibit 4 to the Form 8-A filed with the Commission on February 3, 2000 under the Exchange Act of 1934, as amended).

   4.2 First Amendment to Rights Agreement dated as of April 10, 2000 between Crown Central and First Union National Bank (incorporated herein by reference to Exhibit 4 to the Current Report on Form 8-K filed with the Commission on April 10, 2000 under the Exchange Act of 1934, as amended).

   4.3 Second Amendment to Rights Agreement dated as of December 17, 2000 between Crown Central and First Union National Bank (incorporated herein by reference to Exhibit 4 to the Current Report on Form 8-K filed with the Commission on December 18, 2000 under the Exchange Act of 1934, as amended).